                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 14, 2004

                            MAGNA ENTERTAINMENT CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


     000-30578                                       98-0208374
-------------------------------      -------------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification No.)


        337 Magna Drive, Aurora, Ontario, Canada              L4G 7K1
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)              (Zip Code)


                                 (905) 726-2462
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


==============================================================================

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(a) On October 14, 2004, a Second Amending Agreement (the "Amending Agreement") was entered into by and between Bank of Montreal (the "Bank"), acting as both lender and agent, the Registrant, as borrower, and the Registrant's wholly-owned subsidiaries Bay Meadows Operating Company LLC, Gulfstream Park Racing Association, Inc., Pacific Racing Association, MEC Land Holdings (California) Inc., The Santa Anita Companies, Inc. and Los Angeles Turf Club, Incorporated as guarantors (the "Guarantors"). The Amending Agreement further amended and extended the Amended and Restated Credit Agreement dated as of October 10, 2003 between the Bank, the Registrant and the Guarantors (the "Agreement").

         Subject to the terms and conditions contained in the Agreement, the Borrower is entitled to borrow from the Bank up to $50,000,000 on a revolving basis. The Agreement contains a letter of credit sub-facility of up to $40,000,000. The outstanding principal under the Agreement is currently $25,000,000, along with $21,667,645 in letters of credit.

         The credit facility is guaranteed by the Guarantors and is secured as follows: (i) a first ranking security over Golden Gate Fields, (ii) a second ranking security over Santa Anita Park and (iii) subject to certain exceptions enumerated in the Agreement, a negative pledge over all the remaining assets of the Registrant. The Agreement will now terminate on October 10, 2005. Payment of any outstanding principal is due on maturity, unless accelerated upon the occurrence of an event of default (as prescribed by the Agreement) and interest is payable periodically during the term of the credit facility.

         The full text of a press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits

Exhibit 10.1      Copy of Second Amending Agreement made as of October 14,
                  2004 by and between Bank of Montreal (the "Bank"), acting as both lender and agent, the Registrant, as borrower, and the Registrant's wholly-owned subsidiaries Bay Meadows Operating Company LLC, Gulfstream Park Racing Association, Inc., Pacific Racing Association, MEC Land Holdings (California) Inc., The Santa Anita Companies, Inc. and Los Angeles Turf Club, Incorporated as guarantors.

Exhibit 99.1      Copy of Registrant's Press release dated October 15, 2004.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MAGNA ENTERTAINMENT CORP.
                                            (Registrant)






Date: October 20, 2004                by:          /s/Gary M. Cohn
                                          -----------------------------------
                                               Gary M. Cohn, Secretary



                                       2